                             INVISION TECHNOLOGIES, INC.


                                    --------------


                               STOCK PURCHASE AGREEMENT


                                    --------------


                                  NOVEMBER 12, 1996

                                  TABLE OF CONTENTS

                                                             Page

1.   PURCHASE AND SALE. . . . . . . . . . . . . . . . . . . .   1
     1.1  Shares.   . . . . . . . . . . . . . . . . . . . . .   1
     1.2  Closing Date. . . . . . . . . . . . . . . . . . . .   1
     1.3  Delivery. . . . . . . . . . . . . . . . . . . . . .   1

2.   REGISTRATION OF SECURITIES.. . . . . . . . . . . . . . .   1
     2.1  Definitions . . . . . . . . . . . . . . . . . . . .   1
     2.2  Shelf Registration. . . . . . . . . . . . . . . . .   3
     2.3  Piggy-Back Registration Rights. . . . . . . . . . .   4
     2.4  Holdback Agreements.. . . . . . . . . . . . . . . .   5
     2.5  Expenses of Registration. . . . . . . . . . . . . .   5
     2.6  Obligations of the Company. . . . . . . . . . . . .   5
     2.7  Indemnification . . . . . . . . . . . . . . . . . .   7
     2.8  Information by Holder . . . . . . . . . . . . . . .   8
     2.9  Transfer of Registration Rights . . . . . . . . . .   8
     2.10 Delay of Registration . . . . . . . . . . . . . . .   8
     2.11 Rule 144 Reporting. . . . . . . . . . . . . . . . .   9

3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY. . . . . .   9
     3.1  Organization and Standing; Articles and Bylaws. . .   9
     3.2  Authorization . . . . . . . . . . . . . . . . . . .   9
     3.3  Validity of Shares. . . . . . . . . . . . . . . . .  10
     3.4  Offering. . . . . . . . . . . . . . . . . . . . . .  10
     3.5  Full Disclosure . . . . . . . . . . . . . . . . . .  10
     3.6  Voting Arrangements.. . . . . . . . . . . . . . . .  10
     3.7  No Conflict; No Violation.. . . . . . . . . . . . .  10
     3.8  Consents and Approvals. . . . . . . . . . . . . . .  11
     3.9  Absence of Certain Developments.. . . . . . . . . .  11

4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER. . . . .  11
     4.1  Legal Power . . . . . . . . . . . . . . . . . . . .  11
     4.2  Due Execution . . . . . . . . . . . . . . . . . . .  11
     4.3  Investment Representations. . . . . . . . . . . . .  11

5.   CONDITIONS TO CLOSING. . . . . . . . . . . . . . . . . .  12
     5.1  Conditions to Obligations of Purchaser. . . . . . .  12
     5.2  Conditions to Obligations of the Company. . . . . .  13

6.   RESTRICTIONS ON TRANSFER . . . . . . . . . . . . . . . .  14

7.   MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . .  14
     7.1  Governing Law . . . . . . . . . . . . . . . . . . .  14

                                  TABLE OF CONTENTS
                                     (CONTINUED)
                                                            Page

     7.2  Survival. . . . . . . . . . . . . . . . . . . . . .  14
     7.3  Successors and Assigns. . . . . . . . . . . . . . .  14
     7.4  Entire Agreement. . . . . . . . . . . . . . . . . .  15
     7.5  Separability. . . . . . . . . . . . . . . . . . . .  15
     7.6  Amendment and Waiver. . . . . . . . . . . . . . . .  15
     7.7  Delays or Omissions . . . . . . . . . . . . . . . .  15
     7.8  Notices, etc. . . . . . . . . . . . . . . . . . . .  15
     7.9  Finder's Fees . . . . . . . . . . . . . . . . . . .  16
     7.10 Information Confidential. . . . . . . . . . . . . .  17
     7.11 Titles and Subtitles. . . . . . . . . . . . . . . .  17
     7.12 Counterparts. . . . . . . . . . . . . . . . . . . .  17

                             INVISION TECHNOLOGIES, INC.

                               STOCK PURCHASE AGREEMENT


     THIS AGREEMENT is made as of November 12, 1996, by and among INVISION TECHNOLOGIES, INC., a Delaware corporation (the "Company"), and EG&G INTERNATIONAL, LTD., a Cayman Islands corporation ("Purchaser").

     1.   PURCHASE AND SALE

          Subject to the terms and conditions hereof, and in reliance upon the representations, warranties and agreements contained herein, the Company hereby agrees to issue and sell to Purchaser, and Purchaser hereby agrees to purchase from the Company, shares of the Company's Common Stock, par value $.001 per share, (the "Shares") as follows:

          1.1 SHARES. On the Closing Date (as hereinafter defined), the Company shall issue and sell to Purchaser, and Purchaser shall purchase from the Company 91,875 shares at a purchase price of $21.76875 per share for an aggregate purchase price of $2,000,003.91 (the "Aggregate Purchase Price").

          1.2 CLOSING DATE. The closing of the sale and purchase of the Shares (the "Closing") shall take place on November 15, 1996 (the "Closing Date").

          1.3 DELIVERY. At the Closing, the Company will deliver to the Purchaser a certificate or certificates, in such denominations and registered in such names as Purchaser may designate by notice to the Company, representing the Shares to be purchased by Purchaser from the Company, dated the Closing Date, against payment of the Aggregate Purchase Price by wire transfer, a check made payable to the order of the Company, or any combination thereof.

     2.   REGISTRATION OF SECURITIES.

          2.1  DEFINITIONS

          The following terms shall have the following meanings for purposes of this Section 2:
               (a) The term "Holder" or "Holders" shall mean (i) the Purchaser and (ii) any other person holding or having the right to acquire Registrable Securities to whom these rights have been transferred pursuant to Section 2.9 hereof.

               (b) The terms "register," "registered" and "registration" refer to a registration effected by filing with the Securities and Exchange Commission ("SEC") a registration statement (the "Registration Statement") in compliance with the Securities Act of 1933 (the "Act") and the declaration or ordering by the SEC of the effectiveness of such Registration Statement.

               (c) PROSPECTUS: The prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and all other amendments and supplements to the prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

                (d) REGISTRATION EXPENSES: All reasonable expenses incurred by the Company in complying with Sections 2.2 and 2.3 hereof, including all registration and filing fees, listing fees for the Registrable Securities, printing expenses, fees and disbursements of counsel for the Company, and blue sky fees and expenses in all states.

               (e) REGISTRABLE SECURITIES: All Shares and any Common Stock issued or issuable in respect of the Shares pursuant to any stock split, stock dividend, recapitalization, or similar event; PROVIDED HOWEVER, that Registrable Securities shall cease to be Registrable Securities when they may be sold pursuant to Rule 144 under the Act.

               (f) REGISTRATION STATEMENT: Any registration statement of the Company which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

               (g) RESTRICTED SECURITIES: The Registrable Securities upon original issuance thereof, and at all times subsequent thereto, until, in the case of any such security, it is no longer required to bear the legends set forth on such security pursuant to the terms of the security, this Agreement and applicable law.

               (h) RULE 144: Rule 144 under the Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC (excluding Rule 144A).

          2.2  SHELF REGISTRATION

               (a) SHELF REGISTRATION. The Company shall, not later than one year after the Closing Date (the "Filing Date"), prepare and file with the SEC a Registration Statement pursuant to Rule 415 (or any appropriate similar rule that may be adopted by the SEC) under the Act covering the Registrable Securities (the "Shelf Registration"). The Shelf Registration shall be on Form S-1 or another appropriate form permitting registration of such Registrable Securities for resale by such Holders from time to time.

               (b) EFFECTIVENESS. The Company shall use its best efforts to cause the Shelf Registration to become effective under the Act as soon as practicable following the Filing Date. Subject to the requirements of the Act including, without limitation, requirements relating to updating through post-effective amendments or otherwise, the Company shall use its best efforts to keep the Shelf Registration continuously effective until the later of (i) the third anniversary of the Closing Date or (ii) such time as all of the Registrable Securities may be traded pursuant to Rule 144 under the Act by such Purchasers who are not at such time affiliates of the Company within the meaning set forth in Rule 144 under the Act; PROVIDED, that in the event of a Suspension Period, as set forth in Section 2.2(c) hereof, the Company shall extend the period of effectiveness of such Shelf Registration by the number of days of each such Suspension Period. The Company shall use its best efforts to take such actions under the laws of various states as may be required to cause the resale of the Registrable Securities pursuant to the Shelf Registration to be lawful.

               (c) Following the effectiveness of a Registration Statement filed pursuant to this section, the Company may, at any time, suspend the effectiveness of such Registration Statement for up to 60 days, as appropriate (a "Suspension Period"), by giving notice to the Purchaser, if the Company shall have determined that the Company may be required to disclose any material corporate development which disclosure may have a material adverse effect on the Company. Notwithstanding the foregoing, no more than two Suspension Periods (i.e., 120 days) may occur in immediate succession. The period of any such suspension of the Registration Statement shall be added to the period of time the Company agrees to keep the Registration Statement effective as provided in
Section 2.2(b). The Company shall use its best efforts to limit the duration and number of any Suspension Periods. The Purchaser agrees that, upon receipt of any notice from the Company of a Suspension Period, the Purchaser shall forthwith discontinue disposition of shares covered by such Registration Statement or Prospectus until the Purchaser (i) is advised in writing by the Company that the use of the applicable Prospectus may be resumed, (ii) has received copies of a supplemental or amended Prospectus, if applicable, and
(iii) has received copies of any additional or supplemental filings which are incorporated or deemed to be incorporated by reference in such Prospectus.

     2.3  PIGGY-BACK REGISTRATION RIGHTS.

               (a) REGISTRATION. If at any time or from time to time the Company shall determine to register any of its securities, either for its own account or the account of security holders (other than the Holders), other than a registration relating solely to employee benefit plans or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, the Company will:

                    (i) promptly give to each Holder written notice thereof (which shall include a list of the jurisdictions in which the Company intends to attempt to qualify such securities under the applicable blue sky or other state securities laws); and

                    (ii) include in such registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 20 calendar days after receipt of such written notice from the Company, by any Holder or Holders, except as set forth in Subsection 2.3(b) below and subject to the limitation set forth in Section 6 below.

               (b) (i) UNDERWRITING. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Section 2.3(a)(i). In such event the right of any Holder to registration pursuant to this Section 2.3 shall be conditioned upon (i) the expected proceeds to the Company from the underwritten offering, less expenses including underwriters' commissions, attorneys' fees and expenses and printers' costs, among others, of at least $10,000,000; (ii) such Holder's participation in such underwriting and (iii) the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall, together with the Company and the other parties distributing their securities through such underwriting, enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Subsection 2.3, if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting, or may exclude Registrable Securities entirely from such registration and underwriting subject to the terms of this paragraph. The Company shall so advise all holders of the Company's securities that would otherwise be registered and underwritten pursuant hereto, and the number of shares of such securities, including Registrable Securities, that may be included in the registration and underwriting shall be allocated in the following manner: shares, other than Registrable Securities, other securities carrying registration rights, and securities beneficially owned by any stockholder of the Company who beneficially owns more than 20% of the Shares outstanding at the time of filing the Registration Statement (each a "20% Owner"), requested to be included in such registration by stockholders shall be excluded, and, if a limitation on the number of shares is still required, the number of securities that may be included shall be allocated, first, among the holders of piggyback registration rights having PARI PASSU registration rights with those set forth herein (which holders shall be deemed to include any 20% Owner), if any, in proportion, as nearly as possible, to the respective amounts of such securities held by each such holder, at the time of filing the Registration Statement. In the event of any underwriter cutback, any selling stockholder which is a Holder of Registrable Securities and which is a partnership or corporation, the partners, retired partners and stockholders of such Holder, or the estates and family members of any such partners and retired partners and any trusts for the benefit of any of the foregoing persons shall be deemed to be a single "selling Holder", and any pro rata reduction with respect to such "selling Holder" shall be based upon the aggregate amount of shares carrying registration rights owned by all entities and individuals included in such "selling Holder", as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter's marketing limitation shall be included in such registration. If any Holder disapproves of the terms of the underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration.

     2.4  HOLDBACK AGREEMENTS.

               (a) RESTRICTIONS ON PUBLIC SALE BY HOLDERS OF REGISTRABLE SECURITIES. Each Holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement filed pursuant to Section 2.3 hereof agrees, if requested by the managing underwriters in an underwritten offering, not to effect any public sale or distribution of securities of the Company of any class included in such Registration Statement, including a sale pursuant to Rule 144 (except as part of such underwritten offering), during the 10-day period prior to, and the 90-day period beginning on, the effective date of any underwritten offering made pursuant to such Registration Statement, or such longer periods as may be reasonably requested by the managing underwriters.

          The foregoing provisions shall not apply to any Holder of Registrable Securities if such Holder is prevented by applicable statute or regulation from entering into any such agreement; PROVIDED, HOWEVER, that any such holder shall undertake in its request to participate in any such underwritten offering not to effect any public sale or distribution of the class of Registrable Securities covered by such Registration Statement (except as part of such underwritten offering) during such period unless it has provided five business days prior written notice of such sale or distribution to the managing underwriter or underwriters.

          2.5 EXPENSES OF REGISTRATION. All Registration Expenses shall be borne by the Company; PROVIDED, HOWEVER, that the term Registration Expenses shall not include, and in no event will the Company be obligated to pay, stock transfer taxes or underwriters' discounts or commissions relating to Registrable Securities. The Company shall bear the cost of reasonable expenses and fees of one counsel for the holders of securities covered by a Registration Statement filed pursuant to Section 2.3 hereof.

          2.6 OBLIGATIONS OF THE COMPANY. Whenever required under this Section 2 to effect the registration of any Registrable Securities, the Company shall, as expeditiously as reasonably possible:

               (a) Prepare and file with the SEC a Registration Statement with respect to such Registrable Securities and use its best efforts to cause such Registration Statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such Registration Statement effective for up to the earlier of 90 days or until the Holder or Holders have completed the distribution relating thereto; PROVIDED, HOWEVER, that if such Registration Statement is filed pursuant to Section 2.2 hereof, the Company shall keep such Registration Statement effective for the period set forth therein.

               (b) Prepare and file with the SEC such amendments and supplements to such Registration Statement and the prospectus used in connection with such Registration Statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such Registration Statement.

               (c) Furnish to the Holders such numbers of copies of a Prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

               (d) Use its best efforts to register and qualify the securities covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

               (e) In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and perform its obligations under such an agreement.

               (f) Notify each Holder of Registrable Securities covered by such Registration Statement, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

               (g) Furnish, at the request of any Holder requesting registration of Registrable Securities pursuant to this Section 2, on the date that such Registrable Securities are delivered to the underwriters for sale in connection with a registration pursuant to this Section 2, if such securities are being sold through underwriters, on the date that the Registration Statement with respect to such securities becomes effective, (i) an opinion, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities and (ii) a letter dated such date, from the independent accountants of the Company, in form and substance as is customarily given by independent accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting registration of Registrable Securities.

          2.7  INDEMNIFICATION.

               (a) The Company will, and does hereby undertake to, indemnify and hold harmless each Holder of Registrable Securities, each of such Holder's officers, directors, partners and agents, and each person controlling such Holder, with respect to any registration, qualification, or compliance effected pursuant to this Section 2, and each underwriter, if any, and each person who controls any underwriter, of the Registrable Securities held by or issuable to such Holder, against all claims, losses, damages, and liabilities (or actions in respect thereto) to which they may become subject under the Act, the Securities Exchange Act of 1934 (the "Exchange Act"), or other federal or state law arising out of or based on (i) any untrue statement (or alleged untrue statement) of a material fact contained in any prospectus, offering circular, or other similar document (including any related Registration Statement, notification, or the like) incident to any such registration, qualification, or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (ii) any violation or alleged violation by the Company of any federal, state or common law rule or regulation applicable to the Company in connection with any such registration, qualification, or compliance, and will reimburse, as incurred, each such Holder, each such underwriter, and each such director, officer, partner, agent and controlling person, for any legal and any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action; provided that the Company will not be liable in any such case to the extent that any such claim, loss, damage, liability or expense, arises out of or is based on any untrue statement or omission based upon written information furnished to the Company by an instrument duly executed by such Holder or underwriter and stated to be specifically for use therein.

               (b) Each Holder will, if Registrable Securities held by or issuable to such Holder are included in such registration, qualification, or compliance, indemnify the Company, each of its directors, and each officer who signs a Registration Statement in connection therewith, and each person controlling the Company, each underwriter, if any, and each person who controls any underwriter, of the Company's securities covered by such a Registration Statement, and each other Holder, each of such other Holder's officers, partners, directors and agents and each person controlling such other Holder, against all claims, losses, damages, and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any such Registration Statement, prospectus, offering circular, or other document, or any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse, as incurred, the Company, each such underwriter, each such other Holder, and each such director, officer, partner, and controlling person, for any legal or any other expenses reasonably incurred in connection with investigating or defending any such claim, loss, damage, liability, or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) was made in such Registration Statement, prospectus, offering circular, or other document, in reliance upon and in conformity with written information furnished to the Company by an instrument duly executed by such Holder and stated to be specifically for use therein. In no event will any Holder be required to enter into any agreement or undertaking in connection with any registration under this Section 2 providing for any indemnification or contribution obligations on the part of such Holder greater than such Holder's obligations under this Section 2.

               (c) Each party entitled to indemnification under this Section 2 (the "Indemnified Party") shall give notice to the party required to provide such indemnification (the "Indemnifying Party") of any claim as to which indemnification may be sought promptly after such Indemnified Party has actual knowledge thereof, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be subject to approval by the Indemnified Party (whose approval shall not be unreasonably withheld) and the Indemnified Party may participate in such defense at the Indemnifying Party's expense if representation of such Indemnified Party would be inappropriate due to actual or potential differing interests between such Indemnified Party and any other party represented by such counsel in such proceeding; and provided further that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2, except to the extent that such failure to give notice shall materially adversely affect the Indemnifying Party in the defense of any such claim or any such litigation. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff therein, to such Indemnified Party, of a release from all liability in respect to such claim or litigation.

          2.8 INFORMATION BY HOLDER. The Holder or Holders of Registrable Securities included in any registration shall furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification, or compliance referred to in this Section 2.

          2.9  TRANSFER OF REGISTRATION RIGHTS.  The rights contained in this
Section 2 to cause the Company to register the Registrable Securities, may be assigned or otherwise conveyed to a transferee or assignee of Registrable Securities, who shall be considered a "Holder" for purposes of this Section 2, provided that such transferee or assignee acquires at least 50,000 shares (as presently constituted) of the Registrable Securities held by the Purchaser; and provided further, that the Company is given written notice by such Purchaser, at the time of or within a reasonable time after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned.

          2.10 DELAY OF REGISTRATION. No Holder shall have any right to obtain or seek an injunction restraining or otherwise delaying any such registration as the result of any controversy that might arise with respect to the interpretation or implementation of this Section 2.

          2.11 RULE 144 REPORTING. With a view to making available to the Holders the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration or pursuant to a registration on Form S-3, the Company agrees to use its best efforts to:

               (a) Make and keep public information available, as those terms are understood and defined in Rule 144, as long as Registrable Securities are outstanding;

               (b) File with the SEC, in a timely manner, all reports and other documents required of the Company under the Act and the Exchange Act;

               (c) So long as a Holder owns any Registrable Securities, furnish to such Holder forthwith upon request: a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Exchange Act; a copy of the most recent annual or quarterly report of the Company; and such other reports and documents as a Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing it to sell any such securities without registration or pursuant to a registration on Form S-3, if otherwise available.

               (d) Take all such action (including without limitation the furnishing of the information described in Rule 144(d)(4)) as may be necessary or helpful to facilitate a sale of Registrable Securities by a Holder to a "qualified institutional buyer," as such term is defined in Rule 144A of the Act.

     3.   REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

          The Company hereby represents and warrants to Purchaser as follows:

          3.1 ORGANIZATION AND STANDING; ARTICLES AND BYLAWS. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted and as proposed to be conducted. The Company is qualified as a foreign corporation to do business in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification, except where any statutory fines or penalties or any corporate disability imposed for the failure to qualify would not materially or adversely affect the Company, its assets, financial condition or operations.

          3.2 AUTHORIZATION. The Company has all necessary corporate power to carry out and perform its obligations under the terms of this Agreement. All corporate action on the part of the Company, its officers, directors and stockholders necessary for the authorization, execution and delivery of this Agreement, the performance of all the Company's obligations hereunder and thereunder, and for the authorization, issuance, sale and delivery of the Shares has been taken or will be taken prior to the Closing. This Agreement, when executed and delivered, shall constitute a valid and legally binding obligation of the Company in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors.

          3.3 VALIDITY OF SHARES. The sale of the Shares is not and will not be subject to any preemptive rights or rights of first refusal that have not been waived and, when issued, sold and delivered in compliance with the provisions of this Agreement, the Shares will be validly issued, fully paid and nonassessable, and will be free of any liens or encumbrances; PROVIDED, HOWEVER, that the Shares are subject to the restrictions on transfer set forth in Section 6 hereof and may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein or as otherwise required by such laws at the time a transfer is proposed.

          3.4 OFFERING. Assuming the accuracy of the representations and warranties of Purchaser contained in Section 4.3 hereof on the date hereof and on the Closing Date, the offer, issue, and sale of the Shares are and will be exempt from the registration and prospectus delivery requirements of the Act, and have been registered or qualified (or are exempt from registration and qualification) under the registration, permit, or qualification requirements of all applicable state securities laws.

          3.5 FULL DISCLOSURE. The Company has furnished to Purchaser the following documents, and the Company warrants that the information contained in such documents, as of their respective dates (or if amended, as of the date of such amendment), did not contain any untrue statement of a material fact, and did not omit to state any material fact necessary to make any statement, in light of the circumstances under which such statement was made, not misleading:

               (a) The Company's Prospectus dated April 23, 1996 for the initial public offering of its Shares; and the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30, 1996.

               (b) All other documents subsequently filed by the Company with the SEC pursuant to the reporting requirements of the Exchange Act.

          3.6 VOTING ARRANGEMENTS. To the best of the Company's knowledge, there are no outstanding stockholder agreements, voting trusts, proxies or other arrangements or understandings among the stockholders of the Company relating to the voting of their respective shares.

          3.7 NO CONFLICT; NO VIOLATION. The execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby will not (a) conflict with any provisions of the Amended and Restated Certificate of Incorporation or Bylaws of the Company; (b) result in any violation of or default or loss of a benefit under, or permit the acceleration of any obligation under (in each case, upon the giving of notice, the passage of time, or both) any mortgage, indenture, lease, agreement or other instrument, permit, franchise, license, judgment, order, decree, law, ordinance, rule or regulation applicable to the Company or its properties.

          3.8 CONSENTS AND APPROVALS. All consents, approvals, orders, or authorizations of, or registrations, qualifications, designations, declarations, or filings with, any governmental authority, required on the part of the Company in connection with the valid execution and delivery of this Agreement, the offer, sale or issuance of the Shares, or the consummation of any other transaction contemplated hereby have been obtained, or will be effective at the Closing, except for notices required or permitted to be filed with certain state and federal securities commissions after the Closing, as the case may be; which notices will be filed on a timely basis.

          3.9 ABSENCE OF CERTAIN DEVELOPMENTS. Since June 30, 1996, the Company has not (a) incurred or become subject to any material liabilities (absolute or contingent) except current liabilities incurred, and liabilities under contracts entered into, in the ordinary course of business, consistent with past practices; (b) mortgaged, pledged or subjected to lien, charge or any other encumbrance any of its assets, tangible or intangible; (c) sold, assigned or transferred any of its assets or canceled any debts or obligations except in the ordinary course of business, consistent with past practices; (d) suffered any extraordinary losses, or waived any rights of substantial value; (e) entered into any material transaction other than in the ordinary course of business, consistent with past practices; or (f) otherwise had any material change in its condition, financial or otherwise, except for changes in the ordinary course of business, consistent with past practices, none of which individually or in the aggregate has been materially adverse.

     4.   REPRESENTATIONS AND WARRANTIES OF THE PURCHASER.

          Purchaser hereby represents and warrants to the Company as follows:

          4.1 LEGAL POWER. It has the requisite legal power and authority to enter into this Agreement, to purchase the Shares hereunder, and to carry out and perform its obligations under the terms of this Agreement.

          4.2 DUE EXECUTION. This Agreement has been duly authorized, executed and delivered by it, and, upon due execution and delivery by the Company, this Agreement will be a valid and binding agreement of it.

          4.3  INVESTMENT REPRESENTATIONS.

               (a) It is acquiring the Shares for its own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Act.

               (b) It understands that (i) the Shares have not been registered under the Act by reason of a specific exemption therefrom, that they must be held by it indefinitely, and that it must, therefore, bear the economic risk of such investment indefinitely, unless a subsequent disposition thereof is registered under the Act or is exempt from such registration; (ii) each certificate representing the Shares will be endorsed with the following legend:

          "THE SECURITIES EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND
     MAY NOT BE SOLD, TRANSFERRED, ASSIGNED OR HYPOTHECATED UNLESS
     (A) PURSUANT TO SEC RULE 144 OR (B) THERE IS AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT COVERING SUCH SECURITIES OR (C) THE COMPANY RECEIVES AN OPINION OF COUNSEL FOR THE HOLDER OF THESE SECURITIES REASONABLY SATISFACTORY TO THE COMPANY, STATING THAT SUCH SALE, TRANSFER, ASSIGNMENT OR HYPOTHECATION IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF THE 1933 ACT."

and (iii) the Company will instruct any transfer agent not to register the transfer of any of the Shares unless the conditions specified in the foregoing legend are satisfied.

          Purchaser shall have the right to demand removal of the foregoing legend with respect to any or all of the Shares if, in the opinion of counsel to the Company, removal of such legend is permitted by the rules and regulations of the SEC.

               (c) It has been furnished with such materials and has been given access to such information relating to the Company as it or its qualified representative has requested and it has been afforded the opportunity to ask questions regarding the Company and the Shares, all as it has found necessary to make an informed investment decision.

               (d) It is an "accredited investor" within the meaning of Regulation D under the 1933 Act.

               (e) It was not formed for the specific purpose of acquiring the Shares offered hereunder.

     5.   CONDITIONS TO CLOSING.

          5.1 CONDITIONS TO OBLIGATIONS OF PURCHASER. Purchaser's obligation to purchase the Shares at the Closing is subject to the fulfillment, at or prior to the Closing, of all of the following conditions:

               (a) REPRESENTATIONS AND WARRANTIES TRUE; PERFORMANCE OF OBLIGATIONS. The representations and warranties made by the Company in Section 3 hereof shall be true and correct in all material respects on the date of the Closing with the same force and effect as if they had been made on and as of said date; the business and assets of the Company shall not have been adversely affected in any material way prior to the Closing; and the Company shall have performed all obligations and conditions herein required to be performed by it on or prior to the Closing.

               (b) OPINION OF THE COMPANY'S COUNSEL. Purchaser shall have received from Cooley Godward LLP, counsel to the Company, an opinion letter substantially in the form attached hereto as Exhibit A, addressed to it, dated the date of the Closing.

               (c) PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing hereby and all documents and instruments incident to such transactions shall be reasonably satisfactory in substance and form to Purchaser and its special counsel, and Purchaser and its special counsel shall have received all such counterpart originals or certified or other copies of such documents as they may reasonably request.

               (d) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any other state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Company is subject.

               (e) COMPLIANCE CERTIFICATE. The Company shall have delivered to Purchaser a Certificate, executed by the President of the Company, dated the date of the Closing, certifying to the fulfillment of the conditions specified in subparagraphs (a) and (d) of this Subsection 5.1.

               (f) R&D AGREEMENT. The Company shall have executed a Research and Development Agreement between the Company and EG&G Astrophysics, substantially in the form of the draft dated November 11, 1996.


          5.2 CONDITIONS TO OBLIGATIONS OF THE COMPANY. The Company's obligation to issue and sell the Shares at the Closing is subject to the fulfillment to the Company's satisfaction, on or prior to the Closing, of the following conditions, any of which may be waived by the Company:

               (a) REPRESENTATIONS AND WARRANTIES TRUE. The representations and warranties made by Purchaser in Section 4 hereof shall be true and correct at the date of the Closing, with the same force and effect as if they had been made on and as of said date.

               (b) PERFORMANCE OF OBLIGATIONS. Purchaser shall have performed and complied with all agreements and conditions herein required to be performed or complied with by it on or before the Closing.

               (c) QUALIFICATIONS, LEGAL INVESTMENT. All authorizations, approvals, or permits, if any, of any governmental authority or regulatory body of the United States or of any state that are required in connection with the lawful sale and issuance of the Shares pursuant to this Agreement shall have been duly obtained and shall be effective on and as of the Closing. No stop order or other order enjoining the sale of the Shares shall have been issued and no proceedings for such purpose shall be pending or, to the knowledge of the Company, threatened by the SEC or any commissioner of corporations or similar officer of any state having jurisdiction over this transaction. At the time of the Closing, the sale and issuance of the Shares shall be legally permitted by all laws and regulations to which the Purchaser is subject.

               (d) COMPLIANCE CERTIFICATE. The Purchaser shall have delivered to the Company a Certificate, executed by an authorized representative of the Company, dated the date of the Closing, certifying the fulfillment of the condition specified in subparagraphs (a) and (c) of this Subsection 5.2.

     6.   RESTRICTIONS ON TRANSFER.

          During the twelve-month period commencing on the Closing Date, the Purchaser shall not sell, assign, transfer or hypothecate more than 20% of the shares purchased on the Closing Date, as such shares may be adjusted from time to time pursuant to any stock split, stock dividend, recapitalization or similar event, whether pursuant to an effective Registration Statement filed in accordance with the terms of Section 2 hereof or pursuant to an exemption from registration under the Act.

     7.   MISCELLANEOUS.

          7.1 GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the State of California as applied to agreements among California residents, made and to be performed entirely within the State of California.

          7.2 SURVIVAL. The representations, warranties, covenants, and agreements made herein shall survive any investigation made by Purchaser and the closing of the transactions contemplated hereby. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

          7.3 SUCCESSORS AND ASSIGNS. Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors, and administrators of the parties hereto.

          7.4 ENTIRE AGREEMENT. This Agreement, the Exhibits hereto, and the other documents delivered pursuant hereto constitute the full and entire understanding and agreement among the parties with regard to the subjects hereof and no party shall be liable or bound to any other party in any manner by any representations, warranties, covenants, or agreements except as specifically set forth herein or therein. Nothing in this Agreement, express or implied, is intended to confer upon any party, other than the parties hereto and their respective successors and assigns, any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided herein.

          7.5 SEPARABILITY. In case any provision of this Agreement shall be invalid, illegal, or unenforceable, it shall to the extent practicable, be modified so as to make it valid, legal and enforceable and to retain as nearly as practicable the intent of the parties, and the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

          7.6 AMENDMENT AND WAIVER. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely), with the written consent of the Company and the holders of not less than a majority-in-interest of the aggregate of outstanding Shares purchased pursuant to this Agreement. Any amendment or waiver effected in accordance with this paragraph shall be binding upon Purchaser, each future holder of the Shares initially purchased hereunder, and the Company. Upon the effectuation of each such amendment or waiver, the Company shall promptly give written notice thereof to the record holders of the Shares initially purchased hereunder who have not previously consented thereto in writing, if any.

          7.7 DELAYS OR OMISSIONS. No delay or omission to exercise any right, power, or remedy accruing to Purchaser or any subsequent holder of any Shares upon any breach, default or noncompliance of the Company under this Agreement, shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. It is further agreed that any waiver, permit, consent, or approval of any kind or character on Purchaser's part of any breach, default or noncompliance under this Agreement or any waiver on Purchaser's part of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing, and that all remedies, either under this Agreement, by law, or otherwise afforded to Purchaser, shall be cumulative and not alternative.

          7.8 NOTICES, ETC. All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given
(a) upon personal delivery, (b) on report of successful transmission by facsimile machine that automatically generates a printed diagnostic report, indicating whether transmission was completed successfully, at the conclusion of each transmission, (c) on the first business day after receipted delivery to a courier service which guarantees next business-day delivery, under circumstances in which such guaranty is applicable, or (d) on the earlier of delivery or five business days after mailing by United

States certified by mail, postage and fees prepaid, to the appropriate party at the address set forth below or to such other address as the part so notifies the other in writing:

               (a)  if to the Company, to:

                    INVISION TECHNOLOGIES, INC.
                    3420 E. Third Avenue
                    Foster City, CA 94404
                    Attention:  Curtis P. DiSibio

                    with a copy to:

                    COOLEY GODWARD LLP
                    5 Palo Alto Square
                    Palo Alto, CA 94306-2155
                    Attention:  Deborah Lawson Cleveland, Esq.

               (b)  if to Purchaser, to:

                    EG&G INTERNATIONAL, LTD.
                    c/o Maples and Calder
                    P.O. Box 309
                    Ugland House
                    South Church St.
                    Grand Cayman, Cayman Islands
                    British West Indies
                    Attention:  Timothy Ridley, Esq.

                    with a copy to:

                    Murray Gross
                    Senior Vice President, General Counsel
                    EG&G, Inc.
                    45 Williams Street
                    Wellesley, MA  02181

          Notwithstanding the foregoing, all notices and other communications to an address outside of the United States shall be sent by telecopy and confirmed in writing to be sent by first class mail.

          7.9  FINDER'S FEES.

               (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold Purchaser harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company or any of its employees or representatives is responsible.

               (b) Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement, and (ii) hereby agrees to indemnify and to hold the Company harmless of and from any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser or any of its employees or representatives are responsible.

          7.10 INFORMATION CONFIDENTIAL. Purchaser acknowledges that the information received by it pursuant hereto is confidential and for Purchaser's use only, and it will refrain from using such information or reproducing, disclosing, or disseminating such information to any other person (other than its employees, affiliates, agents, or partners having a need to know the contents of such information and its attorneys, in each case who agree to be bound by this Section 7.11), except in connection with the exercise of rights under this Agreement, unless such information is available to the public generally or it is required by a governmental body to disclose such information.

          7.11 TITLES AND SUBTITLES. The titles of the sections and subsections of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

          7.12 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument.

          The foregoing Agreement is hereby executed as of the date first above written.


INVISION TECHNOLOGIES, INC.             EG&G INTERNATIONAL, LTD.
3420 E. Third Avenue                    c/o Maples and Calder
Foster City, CA  94404                  P.O. Box 309
                                        Ugland House
                                        South Church Street
                                        Grand Cayman, Cayman Islands
                                        British West Indies


By:  /s/ Dr. Sergio Magistri            By: /s/ T.P. Theodores
   ----------------------------------      ----------------------------------
       Dr. Sergio Magistri              Name:   T.P. Theodores
President and Chief Executive Officer        --------------------------------
                                        Title:  VP  M & A
                                              -------------------------------

                                      Exhibit A


                             OPINION OF COMPANY'S COUNSEL

[LETTERHEAD]

November 15, 1996



EG&G International, Ltd.
c/o Maples and Calder
P.O. Box 309
Ugland House
South Church Street
Grand Cayman
Cayman Islands
British West Indies



RE:  SALE AND PURCHASE OF INVISION TECHNOLOGIES, INC. COMMON STOCK

Ladies and Gentlemen:

We have acted as counsel for InVision Technologies, Inc., a Delaware corporation (the "Company"), in connection with the issuance and sale of 91,885 shares of common stock of the Company ("the Shares") to EG&G International, Ltd., a corporation ("Purchaser"), pursuant to the terms of that certain Stock Purchase Agreement, dated November 12, 1996, by and between the Company and Purchaser (the "Agreement"). We are rendering this opinion pursuant to Section 5.1(b) of the Agreement. Except as otherwise defined herein, capitalized terms used but not defined herein have the respective meanings given to them in the Agreement.

In connection with this opinion, we have examined and relied upon the representations and warranties as to factual matters contained in and made pursuant to the Agreement by the parties thereto and originals or copies certified to our satisfaction, of such records, documents, certificates, opinions, memoranda and other instruments as in our judgment are necessary or appropriate to enable us to render the opinion expressed below. Where we render an opinion "to the best of our knowledge" or concerning an item "known to us" or our opinion otherwise refers to our knowledge, it is based solely upon (i) an inquiry of attorneys within this firm who perform legal services for the Company, (ii) receipt of a certificate executed by an officer of the Company covering such matters, and (iii) such other investigation, if any, that we specifically set forth herein.

In rendering this opinion, we have assumed: the genuineness and authenticity of all signatures on original documents; the authenticity of all documents submitted to us as originals; the conformity to originals of all documents submitted to us as copies; the accuracy, completeness

EG&G International, Ltd.
November 15, 1996
Page 2

and authenticity of certificates of public officials; and the due authorization, execution and delivery of all documents where authorization, execution and delivery are prerequisites to the effectiveness of such documents (except the due authorization, execution and delivery of the Agreement by the Company). We have also assumed: that all individuals executing and delivering documents had the legal capacity to so execute and deliver; that you have received all documents you were to receive under the Agreement; that the Agreement is an obligation binding upon you; that you have filed any required California franchise or income tax returns and have paid any required California franchise or income taxes; and that there are no extrinsic agreements or understandings among the parties to the Agreement that would modify or interpret the terms of the Agreement or the respective rights or obligations of the parties thereunder.

Our opinion is expressed only with respect to the federal laws of the United States of America and the laws of the State of California and the General Corporation Law of the State of Delaware. We express no opinion as to whether the laws of any particular jurisdiction apply, and no opinion to the extent that the laws of any jurisdiction other than those identified above are applicable to the subject matter hereof. We are not rendering any opinion as to compliance with any antifraud law, rule or regulation relating to securities, or to the sale or issuance thereof.

With regard to our opinion in paragraph 4 below, we have examined and relied upon a certificate executed by an officer of the Company, to the effect that the consideration for all outstanding shares of capital stock of the Company was received by the Company in accordance with the provisions of the applicable Board of Directors resolutions and any plan or agreement relating to the issuance of such shares, and we have undertaken no independent verification with respect thereto.

On the basis of the foregoing, in reliance thereon and with the foregoing qualifications, we are of the opinion that:

     1. The Company has been duly incorporated and is a validly existing corporation in good standing under the laws of the State of Delaware.

     2. The Company has the requisite corporate power to own or lease its property and assets and to conduct its business as it is currently being conducted and, to the best of our knowledge, is qualified as a foreign corporation to do business in each jurisdiction in the United States in which the ownership of its property or the conduct of its business requires such qualification and where any statutory fines or penalties or any corporate disability imposed for

EG&G International, Ltd.
November 15, 1996
Page 3


the failure to qualify would materially and adversely affect the Company, its assets, financial condition or operations.

     3. The Agreement has been duly and validly authorized, executed and delivered by the Company and constitutes a valid and binding agreement of the Company enforceable against the Company in accordance with its terms, except as rights to indemnity under Section 2.7 of the Agreement may be limited by public policy and except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, arrangement, moratorium or other similar laws affecting creditors' rights, and subject to general equity principles and to limitations on availability of equitable relief, including specific performance.

     4. The outstanding shares of the Company have been duly authorized and validly issued and are fully paid and nonassessable. The Shares have been duly authorized and, upon issuance and delivery in accordance with the terms of the Agreement, will be validly issued, fully paid and nonassessable.

     5. The issuance and sale of the Shares as contemplated by the Agreement does not violate any provision of the Company's Amended and Restated Certificate of Incorporation or Bylaws and to the best of our knowledge does not violate or contravene (a) any governmental statute, rule or regulation applicable to the Company or (b) any order, writ, judgment, injunction, decree, determination or award which has been entered against the Company, the violation or contravention of which would materially and adversely affect the Company, its assets, financial condition or operations.

     6. All consents, approvals, authorizations, or orders of, and filings, registrations, and qualifications with any regulatory authority or governmental body in the United States required for the issuance and sale of the Shares as contemplated by the Agreement, have been made or obtained.

     7. The issuance and sale of the Shares as contemplated by the Agreement is exempt from the registration requirements of the Securities Act of 1933, as amended.

EG&G International, Ltd.
November 15, 1996
Page 4


This opinion is intended solely for your benefit and is not to be made available to or be relied upon by any other person, firm, or entity without our prior written consent.

Very truly yours,

COOLEY GODWARD LLP



By
   --------------------------
     Robert L. Jones